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Exhibit 10.3

AMENDMENT NUMBER SEVEN TO
LOAN AND SECURITY AGREEMENT

        THIS AMENDMENT NUMBER SEVEN TO LOAN AND SECURITY AGREEMENT (this "Amendment"), is effective as of September 30, 2002, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 2450 Colorado Avenue, Suite 3000 West, Santa Monica, California 90404, and IMAGE ENTERTAINMENT, INC., a California corporation ("Borrower"), with its chief executive office located at 9333 Oso Avenue, Chatsworth, California 91311, with reference to the following facts:

        WHEREAS, Borrower has requested that Foothill amend that certain Loan and Security Agreement dated as of December 28, 1998, between Foothill and Borrower (as amended, restated or otherwise modified from time to time, the "Agreement") as set forth herein; and

        WHEREAS, Foothill is willing to so amend the Agreement in accordance with the terms and conditions hereof.

        NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

  SECTION 1. DEFINED TERMS.

        Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

  SECTION 2. AMENDMENTS TO THE AGREEMENT.

        (a)    Section 1 of the Agreement is hereby amended by adding the following definitions in alphabetical order:

        "Seventh Amendment" means that certain Amendment Number Seven to Loan and Security Agreement, dated as of September 30, 2002, between Foothill and Borrower.

        "Seventh Amendment Effective Date" means the date on which all of the conditions precedent set forth in Section 4 hereof shall have been satisfied.

        "Seventh Amendment Fee" has the meaning set forth in Section 2.10(g).

        (b)    Section 2.10 of the Loan Agreement is hereby amended by deleting the word "and" at the end of clause (e), by deleting the period at the end of clause (f) and replacing it with ", and", and by adding the following new clause (g):

        "(g)    Seventh Amendment Fee. An amendment fee in the amount of $10,000 (the "Seventh Amendment Fee"), which amendment fee shall be fully earned and non-refundable on the Seventh Amendment Effective Date, and shall be charged to Borrower's Loan Account on such date."

        (c)    Section 7.7(c) of the Agreement is hereby amended and restated in its entirety as follows:

        "(c)    Make any payments on any Indebtedness owing to any third person that has been subordinated to the Obligations; provided, however, that Borrower may make payments on such Indebtedness if Foothill has agreed thereto pursuant to the terms and conditions of the agreement evidencing such subordination."

  SECTION 3. REPRESENTATIONS AND WARRANTIES.

        Borrower hereby represents and warrants to Foothill that (a) the execution, delivery and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in according with its terms.

  SECTION 4. CONDITIONS PRECEDENT TO AMENDMENT.

        The satisfaction of each of the following, unless waived or deferred by Foothill in its sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment:

        (a)  The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

        (b)  No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

        (c)  No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower or Foothill;

        (d)  All other documents, agreements, instruments, and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel;

        (e)  Foothill shall have received the Seventh Amendment Fee in full in immediately available funds, which Seventh Amendment Fee shall be paid by Borrower to Foothill by being charged to Borrower's Loan Account on the Seventh Amendment Effective Date;

        (f)    Foothill shall have received the reaffirmation and consent attached hereto as Exhibit A, duly executed and delivered by an authorized officer of Guarantor, and the same shall be in full force and effect; and

        (g)  The outstanding balance of all Capital Expenditure Loans as of October 1, 2002 shall have been paid in full in immediately available funds.

  SECTION 5. FURTHER ASSURANCES.

        Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time fully to consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment.

  SECTION 6. MISCELLANEOUS.

        (a)  Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

        (b)  Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

        (c)  This Amendment shall be governed by and construed in accordance with the laws of the State of California.

        (d)  This Amendment can only be amended by a writing signed by both Foothill and Borrower.

        (e)  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

        (f)    This Amendment reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

IMAGE ENTERTAINMENT, INC., a California corporation

By:	/s/ JEFF M. FRAMER
Title:	CFO

FOOTHILL CAPITAL CORPORATION, a California corporation

By:	/s/ TRENT A. SMART
Title:	Vice President

Exhibit A

REAFFIRMATION AND CONSENT

Dated as of September 30, 2002

        Reference is made hereby to that certain Amendment Number Seven to Loan and Security Agreement, dated as of the date hereof (the "Amendment"), between Image Entertainment, Inc., a California corporation ("Borrower") and Foothill Capital Corporation, a California corporation ("Foothill"). Capitalized terms used herein shall have the meanings ascribed to them in that certain Loan and Security Agreement, dated as of December 28, 1998 (as amended, supplemented, or otherwise modified from time to time, the "Agreement"), between Borrower and Foothill. The undersigned hereby (a) represents and warrants to Foothill that the execution, delivery, and performance of this Reaffirmation and Consent ("Reaffirmation") are within its corporate powers, have been duly authorized by all necessary corporation action, and are not in contravention or any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Agreement by the Amendment; (c) acknowledges and reaffirms all its obligations owing to Foothill under the Guaranty and each other Loan Document or which it is a party; and (d) agrees that each Loan Document to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Foothill shall have no obligation to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments or modifications, and nothing herein shall create such a duty.

        IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation as of the date first set forth above.

DVDPLANET.COM, INC., a California corporation

By:	/s/ JEFF M. FRAMER
Title:	CFO

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  Exhibit 10.3
AMENDMENT NUMBER SEVEN TO LOAN AND SECURITY AGREEMENT